Exhibit 99.1

AMERICAN PACIFIC CORPORATION

News Release

Contact: Investor Relations – (702) 735-2200

E-mail: InvestorRelations@apfc.com

Website: www.apfc.com

AMERICAN PACIFIC ANNOUNCES NEW DIRECTOR NOMINEE AND

AGREEMENT WITH STOCKHOLDER CORNWALL CAPITAL

LAS VEGAS, NEVADA, January 14, 2013 – American Pacific Corporation (NASDAQ: APFC) today announced that it will nominate Ian Haft, an executive experienced in finance and investments, for election to its board of directors at the upcoming 2013 annual stockholder meeting. Mr. Haft, Principal and Chief Operating Officer of Cornwall Capital Management LP, had been recommended by Cornwall Master LP.

Further, the Company also announced that it has entered into an agreement with Cornwall Master LP, Cornwall Capital Management LP, Cornwall GP, LLC, CMGP LLC, and James Mai (collectively, “Cornwall”) to resolve a potential proxy contest. Among other agreements among the parties, Cornwall has agreed to vote its shares in support of all the board’s director nominees at the Company’s 2013 annual stockholder meeting.

Dr. Joseph Carleone, President and CEO of American Pacific Corporation, stated, “Mr. Haft will bring relevant financial experience to the board of directors if elected. Management and the board of American Pacific look forward to continuing their work to enhance stockholder value.” Mr. Mai, Managing Member of Cornwall Master LP’s general partner, stated, “Cornwall is pleased that the Company has agreed to nominate an individual experienced in finance and investments to the Company’s board of directors.”

The principal terms of the agreement with Cornwall can be found in a Current Report on Form 8-K to be filed by the Company with the Securities and Exchange Commission. The agreement is attached as an exhibit to that Form 8-K.

RISK FACTORS/FORWARD-LOOKING STATEMENTS

Statements contained in this press release that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include statements regarding AMPAC’s expectations, beliefs or intentions regarding the future and other statements of management’s opinion. Forward-looking statements in this press release include, without limitation, statements concerning or relating to AMPAC’s work to enhance stockholder value and Mr. Haft’s anticipated contributions to AMPAC’s board of directors. Words such as “anticipate”, “expect”, “can”, “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause AMPAC’s actual results, market performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such

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3883 HOWARD HUGHES PARKWAY — SUITE 700 — LAS VEGAS, NV 89169

PHONE (702) 735-2200 — FAX (702) 735-4876

forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by AMPAC that any of its expectations will be achieved. Factors that could cause actual results to differ materially from such forward-looking statements include risks and uncertainties detailed in AMPAC’s periodic and other filings with the Securities and Exchange Commission, including in Management’s Discussion and Analysis of Financial Condition and Results of Operations and in Risk Factors in AMPAC’s annual report on Form 10-K for the fiscal year ended September 30, 2012. All forward-looking statements contained in this press release are made as of the date hereof, based on information available to AMPAC as of the date hereof, and AMPAC assumes no obligation to update any forward-looking statement, whether for actual results or otherwise, except as required by law.

ABOUT AMERICAN PACIFIC CORPORATION

American Pacific Corporation (AMPAC) is a leading custom manufacturer of fine and specialty chemicals. AMPAC supplies active pharmaceutical ingredients and advanced intermediates to the pharmaceutical industry. For the aerospace and defense industry, AMPAC provides specialty chemicals used in solid rocket motors for space launch and military missiles. AMPAC produces clean agent chemicals for the fire protection industry, as well as electro-chemical equipment for the water treatment industry. Additional information about can be found at www.apfc.com.

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SOURCE: American Pacific Corporation

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